As filed with the Securities and Exchange Commission on April 8, 2005	Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Blue Nile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	91-1963165
(State of Incorporation)	(I.R.S. Employer Identification No.)

705 Fifth Avenue South, Suite 900, Seattle, WA 98104
(Address of principal executive offices and zip code)

2004 Equity Incentive Plan
(Full title of the plan)

Mark C. Vadon
President and Chief Executive Officer
Blue Nile, Inc.
705 Fifth Avenue South, Suite 900
Seattle, WA 98104
Tel: 206-336-6700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
John M. Geschke, Esq.
Cooley Godward llp
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
(650) 843-5000

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount to be	Offering	Aggregate	Amount of
to be Registered	Registered(1)	Price per Share (2)	Offering Price (2)	Registration Fee
Stock Options and Common Stock, par value $.001 per share	886,364 shares	$28.04	$24,849,214.74	$2,924.75

(1)	This Registration Statement shall cover any additional shares of common stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant outstanding common stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the “Act”). The offering price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s common stock as reported on the Nasdaq National Market on April 4, 2005.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENT ON FORM S-8
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 23.1

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8

     The contents of Registration Statement on Form S-8 (File No. 333-115700) previously filed with the Securities and Exchange Commission on May 20, 2004 is incorporated by reference herein.

EXHIBITS

Exhibit
Number		Description

4.1	(1)	Amended and Restated Certificate of Incorporation of Blue Nile, Inc.

4.2	(2)	Amended and Restated Bylaws of Blue Nile, Inc.

4.3	(3)	Specimen Stock Certificate.

5.1		Opinion of Cooley Godward llp.

23.1		Consent of PricewaterhouseCoopers LLP.

23.2		Consent of Cooley Godward llp (included in Exhibit 5.1).

24.1		Power of Attorney (included in the signature page).

99.1.1	(4)	Blue Nile, Inc. 2004 Equity Incentive Plan.

99.1.2	(5)	Form of Stock Option Agreement pursuant to the 2004 Equity Incentive Plan.

99.1.3	(6)	Blue Nile, Inc. Stock Grant Notice pursuant to the 2004 Equity Incentive Plan.

(1)	Previously filed as Exhibit 3.1 to Blue Nile, Inc.’s Form 10-Q for the quarterly period ended July 4, 2004 (No. 000-50763), as filed with the Securities and Exchange Commission on August 6, 2004, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.2 to Blue Nile, Inc.’s Registration Statement on Form S-1 (No. 333-113494), as filed with the Securities and Exchange Commission on March 11, 2004, as amended, and incorporated by reference herein.

(3)	Previously filed as Exhibit 4.2 to Blue Nile, Inc.’s Registration Statement on Form S-1/A (No. 333-113494), as filed with the Securities and Exchange Commission on May 4, 2004, as amended, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.4.1 to Blue Nile, Inc.’s Registration Statement on Form S-1/A (No. 333-113494), as filed with the Securities and Exchange Commission on April 19, 2004, as amended, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.4.2 to Blue Nile, Inc.’s Form 10-K for the annual period ended January 2, 2005 (No. 000-50763), as filed with the Securities and Exchange Commission on March 25, 2005, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.1 to Blue Nile, Inc.’s Current Report on Form 8-K (No. 000-50763), as filed with the Securities and Exchange Commission on December 13, 2004 and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on April 8, 2005.

Blue Nile, Inc.
By:	/s/ Mark C. Vadon
Mark C. Vadon
President and Chief Executive Officer

POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Mark C. Vadon and Diane M. Irvine, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark C. Vadon Mark C. Vadon	President, Chief Executive Officer and Chairman (Principal Executive Officer)	April 8, 2005
/s/ Diane M. Irvine Diane M. Irvine	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	April 8, 2005
/s/ Joseph Jimenez Joseph Jimenez	Director	April 4, 2005
/s/ Joanna A. Strober Joanna A. Strober	Director	April 4, 2005
/s/ Augustus O. Tai Augustus O. Tai	Director	April 4, 2005
/s/ Mary Alice Taylor Mary Alice Taylor	Director	April 4, 2005

Signature	Title	Date

/s/ Brian P. McAndrews Brian P. McAndrews	Director	April 4, 2005
/s/ W. Eric Carlborg W. Eric Carlborg	Director	April 4, 2005

EXHIBIT INDEX

Exhibit
Number		Description

4.1	(1)	Amended and Restated Certificate of Incorporation of Blue Nile, Inc.

4.2	(2)	Amended and Restated Bylaws of Blue Nile, Inc.

4.3	(3)	Specimen Stock Certificate.

5.1		Opinion of Cooley Godward llp.

23.1		Consent of PricewaterhouseCoopers LLP.

23.2		Consent of Cooley Godward llp (included in Exhibit 5.1).

24.1		Power of Attorney (included in the signature page).

99.1.1	(4)	Blue Nile, Inc. 2004 Equity Incentive Plan.

99.1.2	(5)	Form of Stock Option Agreement pursuant to the 2004 Equity Incentive Plan.

99.1.3	(6)	Blue Nile, Inc. Stock Grant Notice pursuant to the 2004 Equity Incentive Plan.

(1)	Previously filed as Exhibit 3.1 to Blue Nile, Inc.’s Form 10-Q for the quarterly period ended July 4, 2004 (No. 000-50763), as filed with the Securities and Exchange Commission on August 6, 2004, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.2 to Blue Nile, Inc.’s Registration Statement on Form S-1 (No. 333-113494), as filed with the Securities and Exchange Commission on March 11, 2004, as amended, and incorporated by reference herein.

(3)	Previously filed as Exhibit 4.2 to Blue Nile, Inc.’s Registration Statement on Form S-1/A (No. 333-113494), as filed with the Securities and Exchange Commission on May 4, 2004, as amended, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.4.1 to Blue Nile, Inc.’s Registration Statement on Form S-1/A (No. 333-113494), as filed with the Securities and Exchange Commission on April 19, 2004, as amended, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.4.2 to Blue Nile, Inc.’s Form 10-K for the annual period ended January 2, 2005 (No. 000-50763), as filed with the Securities and Exchange Commission on March 25, 2005, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.1 to Blue Nile, Inc.’s Current Report on Form 8-K (No. 000-50763), as filed with the Securities and Exchange Commission on December 13, 2004 and incorporated by reference herein.